EXHIBIT 99.1
                                                                    ------------

                 JUPITERMEDIA CORPORATION REPORTS RECORD RESULTS
                 FOR ITS THIRD QUARTER ENDED SEPTEMBER 30, 2004

(New York, NY - November 3, 2004) -- Jupitermedia Corporation (Nasdaq: JUPM) today reported record results for the quarter ended September 30, 2004. Revenues for the third quarter of 2004 were $18.8 million compared to revenues of $13.3 million for the same period last year, an increase of 41%. Net income for the third quarter was $5.1 million, or $0.15 per diluted share, compared to net income of $653,000 or $0.02 per diluted share, for the same period last year.

"Our financial results this quarter provided both record quarterly revenues and net income," stated Jupitermedia's Chairman and CEO Alan M. Meckler. "Significant highlights for the third quarter included continued growth of our JupiterImages division both organically and with the acquisition of the assets of the Thinkstock Images and Thinkstock Footage businesses on July 28, 2004, as well as growth in our Events business lead by a very successful Search Engine Strategies Summer trade show," added Meckler. JUPITERMEDIA CORPORATION 3RD QUARTER 2004 FINANCIAL RESULTS CONFERENCE CALL ALERT Jupitermedia Corporation invites you to participate in its conference call reviewing 2004 third quarter results, scheduled for Thursday, November 4, 2004 at 11:00 am EST.
The conference call number is (800) 967-7187 for domestic participants and (719) 457-2635 for international participants; pass code "972 900." Please call five minutes in advance to ensure that you are connected prior to the presentation. The conference call replay will be available until Thursday, November 18, 2004. Replay call numbers are (888) 203-1112 for domestic participants and (719) 457-0820 for international participants: pass code: "972 900." ACQUISITIONS

     o In July, Jupitermedia announced that it acquired over 30,000 high-resolution image assets from a variety of leading content providers in several transactions for its JupiterImages division (www.jupiterimages.com). Terms of these acquisitions were not disclosed.

     o In July, Jupitermedia also announced that it acquired the assets of the Thinkstock Images and Thinkstock Footage businesses (www.thinkstock.com, www.thinkstockfootage.com) for $4.0 million in cash, the assumption of certain limited liabilities and 50,000 restricted shares of Jupitermedia common stock. Thinkstock has been in the stock imagery and stock footage business since 1999 and is based in Charlotte, NC. The acquisition adds over 25,000 wholly-owned digitized stock images and over 4,000 wholly-owned stock video clips to JupiterImages' image library. Ron Chapple, renowned photographer and founder of Thinkstock, will continue to provide world-class imagery for Thinkstock and JupiterImages.

     o In October, Jupitermedia announced that it acquired the assets of Megapixel.net (www.megapixel.net), a leading resource for digital camera owners and those interested in digital images. The site reviews new cameras, provides tips for photographers, hosts an active discussion community forum and features active buying exchanges for new and used equipment. Terms of this acquisition were not disclosed.

NEW ONLINE IMAGES OFFERINGS

In September, Jupitermedia launched TheCreativeForum.com (www.thecreativeforum.com), a Web-based community for the creative professional that will allow graphic designers, art directors, commercial photographers and other commercial artists to exchange creative ideas via posting of images and work samples for discussion and critique. Creative professionals need the opportunity to share creative thoughts, to get input on projects and ideas and to discuss their work. TheCreativeForum.com is an online environment established to support the creative needs of commercial artists and to give them the chance to help each other.

NEW RESEARCH SERVICES

Jupitermedia continued to expand and strengthen its proprietary research offerings. In August, JupiterResearch launched a new research service covering home theater and digital home entertainment, marking the eighth new practice started by JupiterResearch since it was acquired in July 2002. The Home Theater research service helps vendors prepare for market opportunities created by the explosion of new home entertainment technologies. It delivers insights on consumer needs and expectations, enables better decisions about such topics as convergence and optimal form factors and helps vendors develop strategies to maintain margins in the face of rapid commoditization.

CONFERENCES AND TRADE SHOWS

JupiterEvents, a division of Jupitermedia, produces paid conferences and trade shows on IT and business-specific topics worldwide that are aligned with the content on our Web sites and our research offerings. JupiterEvents held four paid conferences and trade shows in the third quarter, each focusing on a different issue pertaining to information technology and the Internet industry. Events included Jupiter Plug.IN Conference & Expo 2004; Jupiter/ClickZ Advertising Forum Conference & Expo 2004; Search Engine Strategies Summer Conference & Expo 2004; and itSMF USA Conference & Expo 2004.

JupiterEvents has announced the following conferences and trade shows for the fourth quarter of 2004:

     o    Digital Rights Management Strategies (October 25 - 27, Los Angeles,
          CA)
     o Search Engine Strategies Conference & Expo 2004 (October 27 - 28, Stockholm)
     o    ISPCON Fall 2004 (November 3 - 5, Santa Clara, CA)
     o    Inside ID Conference & Expo (November 15 - 17, Washington, D.C.)
     o Wi-Fi Planet Conference & Expo Fall 2004 (November 30 - December 2, San Jose, CA)
     o Search Engine Strategies Conference & Expo 2004 (December 13 - 16, Chicago, IL)

                            JUPITERMEDIA CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS
         FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2004
                                   (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                 THREE MONTHS ENDED           NINE MONTHS ENDED
                                                                                    SEPTEMBER 30,               SEPTEMBER 30,
                                                                               ----------------------      ----------------------
                                                                                 2003          2004          2003          2004
                                                                               --------      --------      --------      --------
Revenues                                                                       $ 13,328      $ 18,774      $ 31,793      $ 50,973
Cost of revenues                                                                  6,122         6,478        15,302        19,045
                                                                               --------      --------      --------      --------

Gross profit                                                                      7,206        12,296        16,491        31,928
                                                                               --------      --------      --------      --------

Operating expenses:
     Advertising, promotion and selling                                           4,046         3,932        10,307        12,057
     General and administrative                                                   1,495         2,704         4,873         7,381
     Depreciation                                                                   407           129         1,108           594
     Amortization                                                                   517           360         1,013         1,477
                                                                               --------      --------      --------      --------
Total operating expenses                                                          6,465         7,125        17,301        21,509
                                                                               --------      --------      --------      --------

Operating income (loss)                                                             741         5,171          (810)       10,419

Income on investments and other, net                                                 30             5            29           124
Interest income                                                                      23            55           174            82
Interest expense                                                                    (10)          (39)          (10)         (101)
                                                                               --------      --------      --------      --------
Income (loss) before income taxes, minority interests and equity
     loss from venture fund investments and other, net                              784         5,192          (617)       10,524

Provision for income taxes                                                         --               5          --             145
Minority interests                                                                   12           (20)           22           (57)
Equity loss from venture fund investments and other, net                           (143)         (108)         (193)         (117)
                                                                               --------      --------      --------      --------
Net income (loss)                                                              $    653      $  5,059      $   (788)     $ 10,205
                                                                               ========      ========      ========      ========

Basic net income (loss) per share                                              $   0.03      $   0.16      $  (0.03)     $   0.36
                                                                               ========      ========      ========      ========

Basic weighted average number of common shares outstanding                       25,800        31,382        25,463        28,448
                                                                               ========      ========      ========      ========

        Diluted net income (loss) per share                                    $   0.02      $   0.15      $  (0.03)     $   0.33
                                                                               ========      ========      ========      ========

Diluted weighted average number of common shares
     outstanding                                                                 27,496        34,141        25,463        30,815
                                                                               ========      ========      ========      ========

SEGMENT INFORMATION

The following tables summarize the results of the segments of Jupitermedia for the three and nine months ended September 30, 2003 and 2004. Online media consists of the JupiterWeb business that includes the internet.com, EarthWeb.com, DevX.com and ClickZ.com Networks. Online images consist of the JupiterImages business that includes Comstock Images, Photos.com, Thinkstock Images and ClipArt.com. Research represents the JupiterResearch business. Events represents the JupiterEvents business. Other includes corporate overhead, depreciation, amortization and venture fund related activities.

(unaudited)                              THREE MONTHS ENDED          NINE MONTHS ENDED
(in thousands)                              SEPTEMBER 30,              SEPTEMBER 30,
                                       ----------------------      ----------------------
                                         2003          2004          2003          2004
                                       --------      --------      --------      --------
Revenues:
   Online media                        $  7,070      $  6,692      $ 17,749      $ 21,913
   Online images                          1,837         6,797         1,837        15,045
   Research                               2,134         2,279         6,567         6,822
   Events                                 2,134         2,995         5,187         7,158
   Other                                    153            11           453            35
                                       --------      --------      --------      --------
                                       $ 13,328      $ 18,774      $ 31,793      $ 50,973
                                       --------      --------      --------      --------
Cost of revenues:
   Online media                        $  2,654      $  2,781      $  7,649      $  8,551
   Online images                            719         1,250           719         3,028
   Research                               1,196         1,346         3,918         3,900
   Events                                 1,553         1,101         3,016         3,566
                                       --------      --------      --------      --------
                                       $  6,122      $  6,478      $ 15,302      $ 19,045
                                       --------      --------      --------      --------
Gross profit
   Online media                        $  4,416      $  3,911      $ 10,100      $ 13,362
   Online images                          1,118         5,547         1,118        12,017
   Research                                 938           933         2,649         2,922
   Events                                   581         1,894         2,171         3,592
   Other                                    153            11           453            35
                                       --------      --------      --------      --------
                                       $  7,206      $ 12,296      $ 16,491      $ 31,928
                                       --------      --------      --------      --------
Advertising, promotion and selling
   Online media                        $  1,757      $  1,602      $  4,504      $  5,046
   Online images                            237           694           237         2,250
   Research                                 668           735         2,198         2,233
   Events                                 1,384           901         3,368         2,528
                                       --------      --------      --------      --------
                                       $  4,046      $  3,932      $ 10,307      $ 12,057
                                       --------      --------      --------      --------
General and administrative
   Online media                        $     41      $    (12)     $    449      $    222
   Online images                            123           288           123           805
   Research                                 132           104           744           478
   Events                                    50            36           146           118
   Other                                  1,149         2,288         3,411         5,758
                                       --------      --------      --------      --------
                                       $  1,495      $  2,704      $  4,873      $  7,381
                                       --------      --------      --------      --------

Depreciation                           $    407      $    129      $  1,108      $    594
Amortization                           $    517      $    360      $  1,013      $  1,477

Operating income (loss)
   Online media                        $  2,618      $  2,321      $  5,147      $  8,094
   Online images                            758         4,565           758         8,962
   Research                                 138            94          (293)          211
   Events                                  (853)          957        (1,343)          946
   Other                                 (1,920)       (2,766)       (5,079)       (7,794)
                                       --------      --------      --------      --------
                                       $    741      $  5,171      $   (810)     $ 10,419
                                       --------      --------      --------      --------

                            JUPITERMEDIA CORPORATION
                           CONSOLIDATED BALANCE SHEETS
                    DECEMBER 31, 2003 AND SEPTEMBER 30, 2004
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                               DECEMBER 31,   SEPTEMBER 30,
                                                                                  2003            2004
                                                                               ----------      ----------
                                                                                               (UNAUDITED)
                                     ASSETS

Current assets:
    Cash and cash equivalents                                                  $    9,567      $   32,707
    Accounts receivable, net of allowances of $948 and $533, respectively          10,281          10,293
    Unbilled accounts receivable                                                    1,012           1,185
    Prepaid expenses and other                                                      2,124           2,026
                                                                               ----------      ----------
          Total current assets                                                     22,984          46,211

Property and equipment, net of accumulated depreciation of $8,674, and
   $9,046, respectively                                                             1,488           1,629
Intangible assets, net of accumulated amortization of $3,204 and $4,682,
   respectively                                                                     8,130          17,307
Goodwill                                                                           21,760          38,428
Investments and other assets                                                        1,676           1,236
                                                                               ----------      ----------
          Total assets                                                         $   56,038      $  104,811
                                                                               ==========      ==========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
    Accounts payable                                                           $    1,494      $    1,551
    Accrued payroll and related expenses                                            2,482           1,973
    Accrued expenses and other                                                      4,151           5,185
    Deferred revenues                                                               9,211          10,781
                                                                               ----------      ----------
          Total current liabilities                                                17,338          19,490

Long-term liabilities                                                                 341             254
Deferred revenues                                                                    --               379
Deferred income tax liabilities                                                      --               112
                                                                               ----------      ----------
          Total liabilities                                                        17,679          20,235
                                                                               ----------      ----------

Stockholders' equity:
    Preferred stock, $.01 par value, 4,000,000 shares authorized, no
       shares issued                                                                 --              --
    Common stock, $.01 par value, 75,000,000 shares authorized, 25,984,130 and 32,039,316 shares issued at December 31, 2003 and September 30,
       2004, respectively
                                                                                      260             320
    Additional paid-in capital                                                    177,629         213,524
    Accumulated deficit                                                          (139,427)       (129,222)
    Treasury stock, 65,000 shares at cost                                            (106)           (106)
    Accumulated other comprehensive income                                              3              60
                                                                               ----------      ----------
          Total stockholders' equity                                               38,359          84,576
                                                                               ----------      ----------
          Total liabilities and stockholders' equity                           $   56,038      $  104,811
                                                                               ==========      ==========

                            JUPITERMEDIA CORPORATION
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2004
                                   (UNAUDITED)
                                 (IN THOUSANDS)

                                                                                     NINE MONTHS ENDED
                                                                                        SEPTEMBER 30,
                                                                                 --------------------------
                                                                                    2003            2004
                                                                                 ----------      ----------
Cash flows from operating activities:
     Net income (loss)                                                           $     (788)     $   10,205
     Adjustments to reconcile net income (loss) to net cash provided by operating activities:
        Depreciation and amortization                                                 2,121           2,071
        Barter transactions, net                                                       (684)           --
        Provision (benefit) for losses on accounts receivable                            40            (388)
                 Minority interests                                                     (22)             57
        Equity loss from venture fund investments and other, net                        193             117
         Income on investments and other, net                                           (29)           (124)
     Changes in current assets and liabilities (net of businesses acquired):
        Accounts receivable                                                             861           1,411
        Unbilled accounts receivable                                                  1,169            (173)
        Prepaid expenses and other                                                     (668)            199
        Accounts payable and accrued expenses                                        (1,447)           (398)
        Deferred revenues                                                              (380)          1,917
                                                                                 ----------      ----------
            Net cash provided by operating activities                                   366          14,894
                                                                                 ----------      ----------

Cash flows from investing activities:
     Additions to property and equipment                                               (211)           (269)
     Acquisitions of businesses and other                                           (17,016)        (27,233)
     Proceeds from sales of assets and other                                             94             191
     Distribution from internet.com venture funds                                      --               148
                                                                                 ----------      ----------
            Net cash used in investing activities                                   (17,133)        (27,163)
                                                                                 ----------      ----------

Cash flows from financing activities:
     Proceeds from issuance of common stock, net                                       --            30,340
     Borrowings under credit facilities                                                --            13,000
     Repayment of borrowings under credit facilities                                   --           (13,000)
     Proceeds from exercise of stock options                                            305           5,069
                                                                                 ----------      ----------
            Net cash provided by financing activities                                   305          35,409
                                                                                 ----------      ----------

Net increase (decrease) in cash and cash equivalents                                (16,462)         23,140
Cash and cash equivalents, beginning of period                                       25,451           9,567
                                                                                 ----------      ----------
Cash and cash equivalents, end of period                                         $    8,989      $   32,707
                                                                                 ==========      ==========

Supplemental disclosures of cash flow:
     Cash paid for income taxes                                                  $     --        $     --
                                                                                 ==========      ==========

     Cash paid for interest                                                      $       10      $       13
                                                                                 ==========      ==========

Non-cash investing activities:
     Common stock issued for acquisitions                                        $    1,771      $      541
                                                                                 ==========      ==========

BUSINESS OUTLOOK

Jupitermedia's financial guidance is prepared in accordance with accounting principles generally accepted in the United States of America. Historical results below have been adjusted to conform to this presentation. The amounts below reflect the preliminary allocation of the purchase prices paid by Jupitermedia in connection with its recent acquisitions of Comstock Images, Thinkstock Images and Megapixel.net and are subject to change pending a final allocation of these amounts. The following forward-looking statements reflect Jupitermedia's expectations as of November 3, 2004. Due to potential changes in general economic conditions and the various other risk factors discussed below and in Jupitermedia's reports filed with the Securities and Exchange Commission from time to time, actual results may differ materially. Jupitermedia intends to continue its practice of not updating forward-looking statements until its next quarterly results announcement, other than in publicly available statements.

FUTURE EXPECTATIONS

                                       Actual        Actual        Actual        Actual
                                     Total 2003     Q1 2004        Q2 2004       Q3 2004        Q4 2004     Total 2004
                                     ----------     -------        -------       -------        -------     ----------
                                                          (in millions, except per share amounts)

Revenues                              $ 47.0         $ 14.4        $ 17.8        $ 18.8       $19.4-20.4    $70.4-71.4


Cost of revenues, advertising,
promotion & selling, and G & A
expenses                              $ 42.8         $ 12.2        $ 13.3        $ 13.1       $13.2-14.2    $51.8-52.8

Depreciation and amortization         $  2.8         $  0.6        $  1.0        $  0.5         $  1.0        $  3.1

Interest income, net                  $  0.2         $  0.0        $  0.0        $  0.0         $  0.1        $  0.1

Other income (loss)                   $ (0.2)        $  0.0        $  0.1        $ (0.1)        $  0.0        $  0.0

Income taxes                          $  0.0         $  0.0        $  0.1        $  0.0         $  0.1        $  0.2

Net income                            $  1.4         $  1.6        $  3.5        $  5.1         $  5.2        $ 15.4

Diluted share count                     26.9           29.5          31.0          34.1           35.8          32.6

Earnings per diluted share            $ 0.05         $ 0.06        $ 0.11        $ 0.15         $ 0.15        $ 0.47

ABOUT JUPITERMEDIA CORPORATION

Jupitermedia Corporation (Nasdaq: JUPM) (www.jupitermedia.com), headquartered in Darien, CT, is a leading global provider of original information, images, research and events for information technology, business and creative professionals. JupiterWeb, the online division of Jupitermedia, operates four distinct online networks: internet.com and EarthWeb.com for IT and business professionals; DevX.com for developers; and ClickZ.com for interactive marketers. JupiterWeb properties include more than 150 Web sites and over 150 e-mail newsletters that are viewed by approximately 20 million users and generate approximately 300 million page views monthly. Jupitermedia also includes: JupiterImages, one of the leading images companies in the world with over 3.5 million images online serving creative professionals with products like Comstock Images, Thinkstock Images, Thinkstock Footage, Photos.com and Clipart.com; JupiterResearch, a leading international research advisory organization specializing in business and technology market research in 18 business areas and 14 vertical markets; and JupiterEvents, which produces offline conferences and trade shows focused on IT and business-specific topics, including Search Engine Strategies and Wi-Fi Planet.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: STATEMENTS IN THIS PRESS RELEASE WHICH ARE NOT HISTORICAL FACTS ARE "FORWARD-LOOKING STATEMENTS" THAT ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS. THE POTENTIAL RISKS AND UNCERTAINTIES ADDRESS A VARIETY OF SUBJECTS INCLUDING, FOR EXAMPLE, THE COMPETITIVE ENVIRONMENT IN WHICH JUPITERMEDIA COMPETES; THE UNPREDICTABILITY OF JUPITERMEDIA'S FUTURE REVENUES, EXPENSES, CASH FLOWS AND STOCK PRICE; JUPITERMEDIA'S ABILITY TO INTEGRATE ACQUIRED BUSINESSES, PRODUCTS AND PERSONNEL INTO ITS EXISTING BUSINESSES; JUPITERMEDIA'S DEPENDENCE ON A LIMITED NUMBER OF ADVERTISERS; AND JUPITERMEDIA'S ABILITY TO PROTECT ITS INTELLECTUAL PROPERTY. FOR A MORE DETAILED DISCUSSION OF SUCH RISKS AND UNCERTAINTIES, REFER TO JUPITERMEDIA'S REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE SECURITIES ACT OF 1933 AND THE SECURITIES EXCHANGE ACT OF 1934. THE FORWARD-LOOKING STATEMENTS INCLUDED HEREIN ARE MADE AS OF THE DATE OF THIS PRESS RELEASE, AND JUPITERMEDIA ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS AFTER THE DATE HEREOF.

 ALL CURRENT JUPITERMEDIA CORPORATION PRESS RELEASES CAN BE FOUND ON THE WORLD WIDE WEB AT HTTP://WWW.JUPITERMEDIA.COM/CORPORATE/PRESS.HTML

CONTACT:

Lisa DiGiacomo
Marketing and Public Relations Associate
(212) 547-7939
ldigiacomo@jupitermedia.com